EXHIBIT 99.3

INDEX TO EXHIBIT 99.3

Statement of Income Frozen Food Express Industries, Inc. For the Three Months Ended March 31, 2004 (unaudited and in thousands, except per-share amounts)
	As Reported	As Restated
Revenue:
Freight revenue	$106,489	$106,489
Non-freight revenue	2,442	2,442
	108,931	108,931
Costs and Expenses:
Freight Operating Expenses:
Salaries, wages and related expenses	29,010	29,010
Purchased transportation	30,412	30,412
Fuel	13,089	13,089
Supplies and expenses	12,311	12,311
Revenue equipment rent	8,250	7,972
Depreciation	4,612	4,809
Communications and utilities	974	974
Claims and insurance	2,888	2,888
Operating taxes and licenses	1,128	1,128
Gain on disposition of equipment	(361)	(361)
Miscellaneous expenses	866	866
	103,179	103,098
Non-freight costs and operating expenses	2,462	2,462
	105,641	105,560
Income from Operations	3,290	3,371
Interest and other expense	196	277
Income Before Income Tax	3,094	3,094
Provision for Income Tax	1,154	1,154
Net Income	$1,940	$1,940

Net income per share of common stock
Basic	$0.11	$0.11
Diluted	$0.11	$0.11

Weighted average shares outstanding
Basic	17,139	17,139
Diluted	18,261	18,261

Statements of Income Frozen Food Express Industries, Inc. For the Three and Six Month Periods Ended June 30, 2004 (unaudited and in thousands, except per-share amounts)
	Three Months As Reported	Three Months As Restated	Six Months As Reported	Six Months As Restated
Revenue:
Freight revenue	$114,746	$114,746	$221,235	$221,235
Non-freight revenue	3,392	3,392	5,834	5,834
	118,138	118,138	227,069	227,069
Costs and Expenses:
Freight Operating Expenses:
Salaries, wages and related expenses	30,670	30,670	59,680	59,680
Purchased transportation	32,281	32,281	62,693	62,693
Fuel	14,467	14,467	27,556	27,556
Supplies and expenses	13,767	13,767	26,078	26,078
Revenue equipment rent	7,888	7,610	16,138	15,582
Depreciation	4,878	5,075	9,490	9,885
Communications and utilities	942	942	1,916	1,916
Claims and insurance	2,910	2,910	5,798	5,798
Operating taxes and licenses	1,163	1,163	2,291	2,291
Gain on disposition of equipment	(604)	(604)	(965)	(965)
Miscellaneous expenses	1,797	1,797	2,663	2,663
	110,159	110,078	213,338	213,177
Non-freight costs and operating expenses	2,960	2,960	5,422	5,422
	113,119	113,038	218,760	218,599
Income from Operations	5,019	5,100	8,309	8,470
Interest and other (income) expense	(349)	(268)	(153)	8
Income Before Income Tax	5,368	5,368	8,462	8,462
Provision for Income Tax	1,876	1,876	3,030	3,030
Net Income	$3,492	$3,492	$5,432	$5,432

Net income per share of common stock
Basic	$0.20	$0.20	$0.32	$0.32
Diluted	$0.19	$0.19	$0.30	$0.30

Weighted average shares outstanding
Basic	17,209	17,209	17,174	17,174
Diluted	17,937	17,937	17,894	17,894

Statements of Income Frozen Food Express Industries, Inc. For the Three and Nine Month Periods Ended September 30, 2004 (unaudited and in thousands, except per-share amounts)
	Three Months As Reported	Three Months As Restated	Nine Months As Reported	Nine Months As Restated

Revenue:
Freight revenue	$120,531	$120,531	$341,766	$341,766
Non-freight revenue	2,590	2,590	8,424	8,424
	123,121	123,121	350,190	350,190
Costs and Expenses:				-
Freight Operating Expenses:				-
Salaries, wages and related expenses	31,257	31,257	90,937	90,937
Purchased transportation	30,704	30,704	93,397	93,397
Fuel	15,990	15,990	43,546	43,546
Supplies and expenses	16,241	16,241	42,319	42,319
Revenue equipment rent	7,765	7,487	23,903	23,069
Depreciation	4,827	5,024	14,317	14,909
Communications and utilities	1,020	1,020	2,936	2,936
Claims and insurance	5,598	5,598	11,396	11,396
Operating taxes and licenses	1,197	1,197	3,488	3,488
Gain on disposition of equipment	(415)	(415)	(1,380)	(1,380)
Miscellaneous expenses	1,626	1,626	4,289	4,289
	115,810	115,729	329,148	328,906
Non-freight costs and operating expenses	2,466	2,466	7,888	7,888
	118,276	118,195	337,036	336,794
Income from Operations	4,845	4,926	13,154	13,396
Interest and other income	(516)	(435)	(669)	(427)
Income Before Income Tax	5,361	5,361	13,823	13,823
Provision for Income Tax	1,841	1,841	4,871	4,871
Net Income	$3,520	$3,520	$8,952	$8,952

Net income per share of common stock
Basic	$0.20	$0.20	$0.52	$0.52
Diluted	$0.20	$0.20	$0.50	$0.50

Weighted average shares outstanding
Basic	17,235	17,235	17,196	17,196
Diluted	17,971	17,971	17,926	17,926

Statement of Income Frozen Food Express Industries, Inc. For the Year Ended December 31, 2004 (unaudited and in thousands, except per-share amounts)
	As Reported	As Restated
Revenue:
Freight revenue	$464,689	$464,689
Non-freight revenue	9,741	9,741
	474,430	474,430
Costs and Expenses:
Freight Operating Expenses:
Salaries, wages and related expenses	123,298	123,298
Purchased transportation	125,860	125,860
Fuel	60,124	60,124
Supplies and expenses	56,488	56,488
Revenue equipment rent	31,388	30,227
Depreciation	19,899	20,723
Communications and utilities	4,016	4,016
Claims and insurance	18,056	18,056
Operating taxes and licenses	4,544	4,544
Gain on disposition of equipment	(2,184)	(2,184)
Miscellaneous expenses	7,170	7,170
	448,659	448,322
Non-freight costs and operating expenses	8,931	8,931
	457,590	457,253
Income from Operations	16,840	17,177
Interest and other income	(252)	85
Income before Income Tax	17,092	17,092
Provision for income tax	6,338	6,338
Net income	$10,754	$10,754

Net income per share of common stock
Basic	$0.62	$0.62
Diluted	$0.59	$0.59

Statement of Income Frozen Food Express Industries, Inc. For the Three Months Period Ended March 31, 2005 (unaudited and in thousands, except per-share amounts)
	As Reported	As Restated
Revenue:
Freight revenue	$115,872	$115,872
Non-freight revenue	2,157	2,157
	118,029	118,029
Costs and Expenses:		-
Freight Operating Expenses:		-
Salaries, wages and related expenses	30,626	30,626
Purchased transportation	29,566	29,566
Fuel	16,719	16,719
Supplies and expenses	15,166	15,166
Revenue equipment rent	6,777	6,450
Depreciation	5,822	6,047
Communications and utilities	1,026	1,026
Claims and insurance	3,437	3,437
Operating taxes and licenses	1,176	1,176
Gain on disposition of equipment	(1,157)	(1,157)
Miscellaneous expenses	1,188	1,188
	110,346	110,244
Non-freight costs and operating expenses	2,152	2,152
	112,498	112,396
Income from operations	5,531	5,633
Interest and other (income) expense	90	192
Income before income tax	5,441	5,441
Provision for income tax	2,134	2,134
Net income	$3,307	$3,307

Net income per share of common stock
Basic	$0.19	$0.19
Diluted	$0.18	$0.18

Weighted average shares outstanding
Basic	17,656	17,656
Diluted	18,724	18,724

Statements of Income Frozen Food Express Industries, Inc. For the Three and Six Month Periods Ended June 30, 2005 (unaudited and in thousands, except per-share amounts)
	Three Months As Reported	Three Months As Restated	Six Months As Reported	Six Months As Restated
Revenue:
Freight revenue	$123,250	$123,250	$239,122	$239,122
Non-freight revenue	3,430	3,430	5,587	5,587
	126,680	126,680	244,709	244,709
Costs and Expenses:
Freight Operating Expenses:
Salaries, wages and related expenses	32,628	32,628	63,254	63,254
Purchased transportation	31,605	31,605	61,171	61,171
Fuel	19,090	19,090	35,809	35,809
Supplies and expenses	15,901	15,901	31,067	31,067
Revenue equipment rent	7,301	7,004	14,078	13,454
Depreciation	5,493	5,697	11,315	11,744
Communications and utilities	900	900	1,926	1,926
Claims and insurance	3,151	3,151	6,588	6,588
Operating taxes and licenses	1,026	1,026	2,202	2,202
Gain on disposition of equipment	(1,493)	(1,493)	(2,650)	(2,650)
Miscellaneous expenses	1,697	1,697	2,885	2,885
	117,299	117,206	227,645	227,450
Non-freight costs and operating expenses	3,288	3,288	5,440	5,440
	120,587	120,494	233,085	232,890
Income from operations	6,093	6,186	11,624	11,819
Interest and other income	(3,445)	(3,352)	(3,355)	(3,160)
Income before income tax	9,538	9,538	14,979	14,979
Provision for income tax	3,739	3,739	5,873	5,873
Net income	$5,799	$5,799	$9,106	$9,106

Net income per share of common stock
Basic	$0.33	$0.33	$0.51	$0.51
Diluted	$0.31	$0.31	$0.49	$0.49

Weighted average shares outstanding
Basic	17,843	17,843	17,750	17,750
Diluted	18,759	18,759	18,751	18,751

Statements of Income Frozen Food Express Industries, Inc. For the Three and Nine Month Periods Ended September 30, 2005 (unaudited and in thousands, except per-share amounts)
	Three Months As Reported	Three Months As Restated	Nine Months As Reported	Nine Months As Restated
Revenue:
Freight revenue	$135,136	$135,136	$374,258	$374,258
Non-freight revenue	2,403	2,403	7,990	7,990
	137,539	137,539	382,248	382,248
Costs and Expenses:
Freight Operating Expenses:
Salaries, wages and related expenses	33,892	33,892	97,146	97,146
Purchased transportation	32,190	32,190	93,361	93,361
Fuel	22,862	22,862	58,671	58,671
Supplies and expenses	17,006	17,006	48,073	48,073
Revenue equipment rent	8,150	7,849	22,228	21,303
Depreciation	4,888	5,095	16,203	16,838
Communications and utilities	1,087	1,087	3,013	3,013
Claims and insurance	4,293	4,293	10,881	10,881
Operating taxes and licenses	1,218	1,218	3,420	3,420
Gain on disposition of equipment	(923)	(923)	(3,573)	(3,573)
Miscellaneous expenses	1,959	1,959	4,844	4,844
	126,622	126,528	354,267	353,977
Non-freight costs and operating expenses	2,042	2,042	7,482	7,482
	128,664	128,570	361,749	361,459
Income from operations	8,875	8,969	20,499	20,789
Interest and other (income) expense	517	611	(2,838)	(2,548)
Income before income tax	8,358	8,358	23,337	23,337
Provision for income tax	3,382	3,382	9,255	9,255
Net income	$4,976	$4,976	$14,082	$14,082

Net income per share of common stock
Basic	$0.28	$0.28	$0.79	$0.79
Diluted	$0.26	$0.26	$0.75	$0.75

Weighted average shares outstanding
Basic	17,944	17,944	17,817	17,817
Diluted	18,873	18,873	18,971	18,971